[logo - American Funds(sm)]

The right choice for the long term(sm)

Capital World Growth and Income Fund

[cover: landscape scenery with bales of hay in the foreground; farmland and mountains in the background]


THE VALUE OF DIVIDENDS

Annual report for the year
ended November 30, 2001


CAPITAL WORLD GROWTH AND INCOME FUND(SM)

Capital World Growth and Income Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Capital World Growth and Income Fund seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities. unde
Results at a glance
(as of 11/30/01, with all
distributions reinvested)

                                   Average annual compound returns
                                   1 year      5 years      Lifetime               Lifetime
                                                            (since 3/26/93)        total
                                                                                   return
Capital World Growth               -1.8%       +10.8%       +13.6%                 +203.6%
and Income Fund
Morgan Stanley Capital             -15.7       +5.3         +9.5                   +119.8
International (MSCI)
World Index
Lipper Global Funds Average        -16.3       +5.7         +9.2                   +114.0

The MSCI World Index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It measures 23 of the world's major stock markets, including the U.S.

The Lipper Global Funds Average consists of funds that invest at least 25% of their portfolios in securities traded outside of the United States. Lipper averages do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2001 (the most recent calendar quarter):
                                   1 year    5 years   Lifetime
                                                       (since 3/26/93)

Class A shares                     -10.41%   +9.65%    +12.88%
reflecting 5.75% maximum sales charge

The fund's 30-day yield for Class A shares as of December 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 1.81%. The fund's distribution rate for Class A shares as of that date was 1.91%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 36. Please refer to americanfunds.com for the most current investment results. Please see page 36 for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.



FELLOW SHAREHOLDERS:

The fiscal year ended November 30, 2001, was the worst in a decade for many global investors. For the first time since 1974, the three largest economies, the U.S., Japan and Germany, slipped into recession, casting a pall on stock markets worldwide. The terrorist attacks of September 11 aggravated the decline. For the twelve months, double-digit market declines, as depicted in the graphs at right, were the norm, not the exception.

Given these harsh conditions, we are pleased to report that Capital World Growth and Income Fund was one such exception. The fund ended its fiscal year with only a modest decline of 1.8%. This assumes you reinvested your quarterly dividends totaling 50.5 cents a share and two capital gains distributions totaling $3.125 a share. Shareholders who reinvested capital gains but took dividends in cash had an income return of 1.9% and saw the value of their shares decline 3.8%.

That was far better than the fund's benchmarks. According to Lipper Inc., global stock funds produced an average return of -16.3% for the same period. The MSCI World Index, a measure of the world's major stock markets, fell 15.7%.


THE YEAR IN REVIEW

The fund's fiscal year began in December 2000 amid a deepening slowdown in the U.S. economy that would have a spillover effect on other countries. Stock prices began the period on a low note and continued to slide for much of the year as the outlook for corporate earnings deteriorated significantly. Even the aggressive interventions by the Federal Reserve Board, which sliced short-term rates four and three-quarters percentage points from January through December, appeared to have little effect on the market. As corporations struggled to lower costs, payrolls were slashed and unemployment climbed. By late summer, it seemed that the worst had passed. Then tragedy struck in the skies over New York, Washington D.C., and Pennsylvania.

Stock prices plunged to fresh lows in the weeks following the attacks. Then a rally began. Share prices rose broadly in October and November, narrowing losses by the close of the fiscal year. Nonetheless, U.S. stocks, which account for 33% of the fund's holdings, were 13%* lower for the year.

*Country returns are based on MSCI indexes for the year ended November 30, 2001, assume reinvestment of dividends, and are expressed in dollar terms except where noted.


[Begin Sidebar]
WORLD MARKET INDEXES
Plotted monthly for the period
November 30, 2000 to November 30, 2001

[begin line chart]
MSCI World
11/30/00  1203.054
12/31/00  1221.253
1/31/01   1244.222
2/28/01   1137.879
3/31/01   1061.262
4/30/01   1138.087
5/31/01   1121.088
6/30/01   1084.788
7/31/01   1069.669
8/31/01   1016.732
9/30/01   926.023
10/31/01  943.200
11/30/01  997.928
[end chart]

[begin line chart]
MSCI Europe
11/30/00  1291.062
12/31/00  1378.396
1/31/01   1378.655
2/28/01   1256.110
3/31/01   1159.783
4/30/01   1239.079
5/31/01   1174.032
6/30/01   1127.558
7/31/01   1129.704
8/31/01   1097.859
9/30/01   987.578
10/31/01  1018.718
11/30/01  1058.837
[end chart]

[begin line chart]
MSCI USA
11/30/00  1253.096
12/31/00  1249.864
1/31/01   1294.402
2/28/01   1177.196
3/31/01   1101.098
4/30/01   1185.823
5/31/01   1191.158
6/30/01   1163.136
7/31/01   1151.133
8/31/01   1072.997
9/30/01   989.920
10/31/01  1003.341
11/30/01  1078.989
[end chart]

[begin line chart]
MSCI Japan
11/30/00  2718.620
12/31/00  2551.957
1/31/01   2521.463
2/28/01   2407.82
3/31/01   2328.85
4/30/01   2486.618
5/31/01   2480.587
6/30/01   2332.522
7/31/01   2158.673
8/31/01   2104.579
9/30/01   1902.156
10/31/01  1898.393
11/30/01  1919.070
[end chart]

[begin line chart]
MSCI Asia*
(excluding Japan)
11/30/00  212.257
12/31/00  211.737
1/31/01   238.864
2/28/01   227.456
3/31/01   201.009
4/30/01   200.875
5/31/01   199.742
6/30/01   194.566
7/31/01   186.786
8/31/01   183.438
9/30/01   154.362
10/31/01  162.494
11/30/01  183.950
[end chart]
Index values in U.S. dollars with dividends in cash.
*Based on the AC Asia Free excluding Japan.
[End Sidebar]


Though widespread, the market decline did not affect every stock. Several key U.S. holdings in the fund's portfolio actually rose in value over the year, buoyed by investors seeking companies well-positioned to withstand the economic slump. Among them were CSX Corp. (a transportation company), Lowe's Companies (the home improvement retailer), Lockheed Martin (an aerospace and defense contractor), and Georgia Pacific (a forest products manufacturer). Rising prices for these shares helped to mitigate declines affecting other holdings.

[photograph: harvested wheatfield]

Economies in Europe initially sidestepped the downturn in the U.S., although growth was largely lackluster for much of the year. Investors wary of dimming growth prospects pushed stock prices lower across the continent, leaving major markets with returns worse than that of the U.S.: -19% in France, -18% in Germany, -25% in Italy, -20% in the Netherlands and -27% in Sweden. The U.K., home to 10% of portfolio holdings, declined 10%. Among European Union members, only Austria posted a positive return (+3%). For the fiscal year, the broader European index fell 16%.

Mirroring the U.S. market, technology and telecommunications stocks bore the brunt of the declines in Europe, but the sell-off then spread to other sectors. Weaker share prices for the fund's key European holdings in Vodafone Group (a global wireless telecommunications company), ING Groep (a global financial company), Elan Corp. and AstraZeneca (pharmaceutical companies) dampened returns. Nonetheless, they remain attractive companies and have contributed positive long-term results to the fund. Altogether, Europe accounts for 29% of portfolio holdings.

Markets in the Asia/Pacific region - home to 17% of the fund's holdings - were more varied. Stocks in Japan fell nearly 30% over the course of the year, with nearly a third of this decline attributable to a weaker yen versus the dollar. Matters worsened as the country slid back into recession, its fourth in a decade. For the Japanese, internal problems including mounting bad bank loans, deflation and slack consumer spending contributed more to the market drubbing than did U.S. economic woes. In Hong Kong the losses were less severe, with stocks down 15%. By contrast, South Korea soared 33%, a dramatic turnaround from steep losses the previous year, while Australian stocks climbed 5%, building on last year's positive momentum. Select holdings in these two countries bolstered fund returns this year, notably Samsung Electronics (a manufacturer of computer chips and flat panel displays), Samsung SDI (a manufacturer of TV tubes and display panels), and Australia and New Zealand Banking Group.


A REASON FOR OPTIMISM

Given the widespread deterioration in global markets, Capital World Growth and Income Fund sustained relatively minor losses. To a large degree, the fund benefited from its focus on individual stock selection by your portfolio counselors and research analysts. We've already noted a number of holdings that rose in value, defying the prevalent bearish tone. Altogether, some 27% of stocks owned for more than one year recorded a rise in share price during this period; these stocks account for roughly one-third of the portfolio's value. The fund's income objective supported results by steering our selections to firmly established, well-managed companies that pay dividends. Our feature article on page 4 discusses the value of stock dividends and offers some insight on how we analyze and value the stocks of dividend-paying companies.

Although stock markets have experienced a wrenching downturn, our optimism for uncovering long-term values for our shareholders has rarely been stronger. The sharp declines of the past year have yielded fresh investment opportunities that we believe could contribute significantly to the fund in the years ahead. Recent purchases include Petrobras (a Brazilian oil & gas company), Schneider SA (a French manufacturer of electrical equipment) and American International Group (a global insurance company). This flow of new investments lowered the fund's cash position to 13% of assets by year-end from a relatively high 17% last May.

In the year ahead, Capital World Growth and Income Fund will continue to search for investment opportunities among the varied markets of the world. Whether those markets advance, drift sideways or continue to retreat, we believe that our balanced pursuit of both growth and income will continue to benefit shareholders over the long term. In only eight years, Capital World Growth and Income Fund has produced a cumulative return of 204%, averaging 13.6% annually. We believe these results attest to the value of our strategy.

As always, we appreciate your support and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Stephen E. Bepler
Stephen E. Bepler
President

January 17, 2002

Please note that Gina Despres, formerly President of the Fund, has been elected Chairman of the Board replacing Paul Haaga, who has been elected Vice Chairman of the Board. Additionally, Stephen Bepler, formerly Executive Vice President of the fund, has been elected President.


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown since March 26, 1993


[mountain chart]

DATE         CAPITAL               MORGAN STANLEY          CAPITAL WORLD       U.S.               ORIGINAL
             WORLD GROWTH          CAPITAL                 GROWTH AND          CONSUMER           INVESTMENT
             AND INCOME            INTERNATIONAL           INCOME FUND         PRICE
             FUND with             WORLD INDEX             with dividends      INDEX
             dividends             with dividends          excluded/1/,/2/     (INFLATION)/3/
             reinvested/1/,/2/     reinvested

3/26/93      $9,425                $10,000                 $9,425              $10,000            $10,000

5/31/93*     $9,719                $10,837                 $9,719              $10,042            $10,000

8/31/93      $10,401               $11,475                 $10,313             $10,084            $10,000

11/30/93     $10,782               $10,924                 $10,625             $10,153            $10,000

2/28/94      $11,615               $12,062                 $11,388             $10,216            $10,000

5/31/94      $11,315               $11,936                 $11,044             $10,272            $10,000

8/31/94      $12,038               $12,501                 $11,656             $10,376            $10,000

11/30/94     $11,592               $11,982                 $11,131             $10,425            $10,000

2/28/95      $11,860               $12,097                 $11,293             $10,508            $10,000

5/31/95      $12,788               $13,242                 $12,094             $10,599            $10,000

8/31/95      $13,412               $13,598                 $12,558             $10,648            $10,000

11/30/95     $13,841               $14,260                 $12,850             $10,696            $10,000

2/29/96      $14,700               $15,042                 $13,553             $10,787            $10,000

5/31/96      $15,326               $15,673                 $14,031             $10,905            $10,000

8/31/96      $15,414               $15,379                 $13,947             $10,954            $10,000

11/30/96     $17,118               $17,004                 $15,362             $11,045            $10,000

2/28/97      $17,848               $17,136                 $15,936             $11,114            $10,000

5/31/97      $18,908               $18,427                 $16,782             $11,149            $10,000

8/31/97      $19,755               $18,892                 $17,380             $11,198            $10,000

11/30/97     $19,917               $19,212                 $17,414             $11,247            $10,000

2/28/98      $21,881               $21,351                 $19,050             $11,274            $10,000

5/31/98      $22,801               $22,198                 $19,763             $11,337            $10,000

8/31/98      $19,884               $19,671                 $17,104             $11,379            $10,000

11/30/98     $23,007               $23,138                 $19,676             $11,421            $10,000

2/28/99      $23,904               $24,151                 $20,375             $11,455            $10,000

5/31/99      $25,004               $25,203                 $21,214             $11,574            $10,000

8/31/99      $26,176               $26,263                 $22,063             $11,636            $10,000

11/30/99     $27,396               $28,141                 $23,014             $11,720            $10,000

2/29/00      $29,907               $28,765                 $25,027             $11,825            $10,000

5/31/00      $30,124               $28,718                 $25,119             $11,943            $10,000

8/31/00      $31,516               $29,799                 $26,121             $12,033            $10,000

11/30/00     $29,141               $26,067                 $24,016             $12,124            $10,000

2/28/01      $30,810               $24,728                 $25,334             $12,242            $10,000

5/31/01      $31,113               $24,514                 $25,404             $12,375            $10,000

8/31/01      $29,274               $22,316                 $23,786             $12,361            $10,000

11/30/01     $28,613               $21,975                 $23,111             $12,354            $10,000


[end chart]

AVERAGE ANNUAL COMPOUND RETURNS/4/

CLASS A SHARES                        Periods ended
                                      11/30/01
One year                              -7.48%
Five years                            +9.52%
Lifetime (since 3/26/93)              +12.87%

Results for other share classes can be found on page 36.


*For the period March 26 through May 31, 1993.
/1/Results calculated with capital gains reinvested.
/2/This figure, unlike those shown earlier, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. Results shown do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $25,000 or more.
/3/Computed from data supplied by the US Department of Labor, Bureau of Labor Statistics.
/4/Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated period.

The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses. Past results are not predictive of future results.


THE VALUE OF DIVIDENDS

[photograph: wheat field landscape]

Capital World Growth and Income Fund was launched in 1993 with two explicit objectives: growth and income. In its first annual report, Bill Grimsley, one of the original portfolio counselors, observed, "We knew all along our portfolio would be an interesting mix because investing globally for growth and income is a relatively unusual mission. Most global funds focus on growth, and we wanted to provide shareholders with something more."

This dual objective favors the stocks of well-established companies that also pay attractive dividends. As a result, "the fund tends to weather market declines relatively well," notes Tim Dunn, a portfolio counselor for the fund. Indeed, the stock rally of the past decade was punctuated by numerous market corrections. During most of these intermittent declines, Capital World Growth and Income Fund fared better than its benchmark, the MSCI World Index, as noted in the table at right.

The market rout of 2000 and 2001, however, was no mere correction. By most definitions, the depth and breadth of the downturn in U.S. and major world stock markets qualifies as a bear market. In the words of portfolio counselor Gregg Ireland, "This was the fund's first big test - and it passed the test." In no small part, the dividends paid by companies held in the fund's portfolio helped to cushion results during this bear turn.

On the following pages, we take a closer look at the importance of dividends: how they affect returns and how the fund pursues its income objective. As the number of companies offering attractive dividend yields declines, the research analysts of Capital Research and Management Company, adviser to the American Funds, play a crucial role in this quest. First, a bit of history provides a useful perspective.


A DECADE OF SHRINKING DIVIDENDS

For much of the 1990s, technology was hot and dividends were not. Growth became the engine for shareholder returns, as technology companies changed the face and pace of the business world and sparked the market's enthusiasm. Sophisticated and fledgling investors alike pumped millions of dollars into shares of promising start-ups that rarely paid dividends. As share values soared for these up-and-comers, some displaced more traditional companies in key indexes, fostering a lower average yield for those market measures. The dividend yield on Standard & Poor's 500, for example, dwindled to 1.1% in 1999 from 3.7% in 1990. Similarly, the yield for the MSCI World Index decreased to 1.3% from 3.1%.

Stock repurchases also contributed to a decline in dividends paid to shareholders. As businesses thrived throughout the 90s, many companies elected to use their earnings to repurchase shares rather than pay dividends. Share repurchases often lend positive support to a company's stock price, though the effect may be transitory. Additionally, companies increasingly elected to retain earnings in order to grow their businesses or to acquire new ones. For shareholders, this often meant a vague expectation of future capital appreciation, but little current income. By 2000, companies in the S&P 500 paid out only 33% of reported earnings as dividends to shareholders, compared with an average of 57% for the past 75 years.

When the technology bubble finally burst and stock prices began to tumble, investors reawakened to value investing - a focus on established companies in traditional industries offering reliable dividend income. In some instances, the dividends generated by these companies partially offset a weakening share price. In other cases, the ability of a company to maintain or increase its dividend in a slumping market enticed investor interest sufficient to support or boost a company's share price. As a result, companies that traditionally pay attractive dividends, such as select utilities or real estate investment trusts (REITS), have weathered the recent bear market better than many of the hot stocks of the 90s.

Market declines highlight the short-term benefits of dividend-paying stocks. Over the long term, however, the accretive value of dividends becomes more pronounced. When reinvested consistently, dividends can substantially boost total returns. One glance at the mountain chart on page 3, for example, illustrates that shareholders who reinvested dividends paid by the fund since its inception recorded a notably higher return than did those who elected to take dividends in cash. This multiplying effect actually increases over longer periods of time. Over the past twenty years, for example, the MSCI World Index has recorded a total return of 991%; nearly half - 43% of that return - is attributable to reinvested dividends. Clearly, dividends can enhance results over the long term, while smoothing the dips in nervous markets.

[Begin Sidebar]
DECLINES OF 5% OR MORE IN THE MSCI WORLD INDEX since 3/26/93

                                                  Capital World
                                                  Growth and
Market high            Market low                 Income Fund                MSCI World Index
10/29/93 -             11/29/93                   -1.57%                     -6.28%

2/1/94 -               4/4/94                     -7.51                      -7.25

10/31/94 -             1/23/95                    -3.90                      -6.74

7/1/96 -               7/24/96                    -4.15                      -5.75

2/25/97 -              4/14/97                    -5.16                      -6.77

7/31/97 -              9/1/97                     -4.44                      -6.99

10/7/97 -              11/12/97                   -8.09                      -9.44

4/15/98 -              6/15/98                    -8.32                      -6.27

7/20/98 -              10/5/98                    -17.34                     -20.24

1/6/99-                2/9/99                     -2.92                      -5.87

4/27/99 -              5/27/99                    -2.56                      -5.99

7/16/99 -              8/10/99                    -4.46                      -6.89

1/3/00 -               2/21/00                    -1.67                      -6.77

3/27/00* -             9/21/01                    -18.52                     -39.54

Total Declines                                                               14

Capital World Growth and Income Fund held up better                          12 times

MSCI World Index held up better                                              2 times


Decline dates and index returns are based on the MSCI World Index in U.S. dollars with dividends reinvested.

Fund returns are at net asset value with all distributions reinvested.

*As of 11/30/01, each decline has been followed by a 100% recovery except for the last entry.
[End Sidebar]

[photograph: close-up of wheat]

[Begin Sidebar]


THE DIVIDEND YIELD

The dividend yield on a company's stock is expressed as a percentage and is calculated by dividing the dividends paid out over the current year by the company's stock price. For example: If a company pays out quarterly dividends of $1.25 a share (equal to $5.00 a share annually) and the stock is trading at $100, then the dividend yield is $5.00 divided by $100, which equals 5%.

If a company's dividend payment remains constant over a long period of time, then the dividend yield will rise as the stock price decreases. Conversely, the dividend yield will shrink if a stock's price increases.
[End Sidebar]


THE SEARCH FOR YIELD

Finding stocks with attractive and secure income became more of a challenge over the past decade as dividend yields shrank. Our international research team plays a vital role in the quest to identify those companies most likely to maintain or raise dividends, even during tough economic times. Additionally, Capital World Growth and Income Fund benefits from its ability to invest in nearly any market worldwide where opportunities exist. Although dividend yields have slumped to historic lows in the U.S., yields for several international markets remain attractive, supported by companies and cultures that traditionally value dividend income for shareholders.

[Begin Pull Quote]
"Before every purchase, we carefully examine a company's business mix, management, earnings outlook and balance sheet leverage."
[End Pull Quote]

One such market is the United Kingdom, where stocks currently yield an average of 2.6%. Portfolio counselor Steve Watson describes the U.K. as "probably the most dividend focused major market in the world." Not surprisingly then, this market is home to some 10% of the companies held in the fund's portfolio, and is its largest country exposure outside of the U.S. Among the U.K. holdings that contributed to the fund's resilience this past year are PowerGen PLC (an electric utility), Lloyds TSB Group PLC and HSBC Holdings PLC (banking and financial service companies).

Banking institutions compose a significant percentage of the fund's holdings, as noted in the pie chart on page 10. "Many of these companies also pay attractive dividends," adds Isabelle de Wismes, the fund's European bank analyst. Lloyds TSB offers a dividend yield above 4% and has a history of steady dividend increases. HSBC Holdings is a new addition this past year. "We were able to purchase the stock at a very attractive price," Isabelle explains, "because some investors worried that earnings were at risk as world economies weakened. When we bought the shares, its dividend yield matched that of 10-year U.K. government bonds." Isabelle cautions that a high dividend yield alone does not make a stock attractive. She emphasizes, "Before every purchase, we carefully examine a company's business mix, management, earnings outlook and balance sheet leverage."

Commonwealth members and former colonies mirror the British tradition of healthy dividends. The Australian stock market, for example, posts an average yield of 3.1%, while New Zealand's boasts a 3.2% average. Additionally, many Australian stocks offer certain tax advantages both to domestic and international shareholders: Dividends paid from income earned in Australia are usually exempt from local and withholding taxes. Some of the fund's key holdings in these markets are Westpac Banking Corp. and Australia and New Zealand Banking Group Ltd. Stocks of these companies offer yields of about 4%. In Hong Kong, the market averages a 3.5% yield, one of the highest among global markets. The fund's largest bank holding in this market is Hang Seng Bank; its stock posts a yield of about 5.6%. Additionally, many of the fund's real estate holdings, which also offer attractive income, are domiciled there as noted on page 16 of the portfolio.

[Begin Sidebar]
DIVIDEND YIELDS FOR WORLD MARKETS

MSCI WORLD INDEX                                          1.8%

THE AMERICAS

                       Brazil                             5.8

                       Canada                             1.7

                       Mexico                             2.1

                       United States                      1.4

EUROPE

                       Austria                            2.6

                       Finland                            2.1

                       France                             2.5

                       Germany                            2.9

                       Greece                             3.2

                       Ireland                            1.5

                       Italy                              2.7

                       Netherlands                        2.8

                       Norway                             2.6

                       Spain                              2.1

                       Sweden                             1.9

                       Switzerland                        1.5

                       United Kingdom                     2.6

ASIA/PACIFIC

                       Australia                          3.1

                       Hong Kong                          3.5

                       India                              2.2

                       Japan                              1.0

                       Korea                              1.7

                       New Zealand                        3.2


Source: MSCI Country Index yields as of 11/30/01
[End Sidebar]

[photograph: harvested wheat field in the foreground; oceanscape in the background]

Canada, too, is a Commonwealth member, but its stock market and dividend yield are more closely aligned with the U.S. Nonetheless, the fund has significant holdings in this market, notably in the banking, metals and mining, and oil and gas sectors. Oil and gas companies are not usually thought of as yield stocks, yet many established players in this sector reliably pay dividends despite the highly cyclical nature of the industry. Part of what makes a dividend attractive is its reliability and sustainability. Research analyst Cathy Kehr notes, "Many oil and gas companies have been around a long time and have a legacy of paying dividends. These are not usually high-growth companies, but they do generate a decent amount of cash flow, a portion of which they regularly return to owners in the form of dividends."

[photograph: harvested wheat field]


Shell Canada Ltd. is a top holding in the fund and a leading player in the Alberta oil sands. "We think the oil sands developments offer great potential for investors," explains Cathy. This past year, the stock rose about 11%, with the dividend offering an additional 2% yield. As the name suggests, Shell Canada is affiliated with one of the giants of international oil, Royal Dutch/Shell Group, as are two other portfolio holdings, Royal Dutch Petroleum and Shell Transport and Trading. Both companies pay attractive dividends as well, yielding about 2.7%. Importantly, these three investments are in seasoned companies with well-established track records and a history of rewarding their shareholders.

In the final analysis, your portfolio managers invest in a company's stock, not the dividend. Companies with skilled management and proven businesses can create long-term value for shareholders through the steady payment of dividends that increase over time. Research helps identify which companies meet these criteria.


DIVIDENDS DO MATTER

By design, Capital World Growth and Income Fund does not attempt to anticipate the mood of global markets. As Tim Dunn explains, "We don't spend a lot of time trying to figure out where the market's going in the short run. We invest from the bottom up, focusing on individual stocks and companies." This focus is framed by the fund's dual objective of growth and income. To its advantage, the fund has a world of possibilities from which to choose.

[Begin Pull Quote]
"We don't spend a lot of time trying to figure out where the market's going in the short run. We invest from the bottom up, focusing on individual stocks and companies."
[End Pull Quote]

The fund's income objective has undoubtedly helped results during these difficult market periods. Longer term, corporate dividends provide an element of consistency and stability that cannot be achieved solely with a growth objective. As global markets rebound from this downturn and begin to rally anew, capital appreciation will once again lend support to investment results. In the meantime, shareholders should take some measure of comfort that Capital World Growth and Income Fund does not place all its eggs in one basket.

[photograph: road in the middle of wheat field]
[Begin Sidebar]

WHERE THE FUND'S ASSETS WERE INVESTED
Percent by country as of 11/30/01
[pie chart]

- THE AMERICAS                                                            39.7%

                                         United States                    33.0

                                         Canada                           3.9

                                         Mexico                           1.7

                                         Brazil                           1.1

- EUROPE                                                                  28.5%

                                         United Kingdom                   9.9

                                         Netherlands                      3.4

                                         France                           2.2

                                         Ireland                          2.0

                                         Norway                           1.9

                                         Germany                          1.8

                                         Finland                          1.5

                                         Switzerland                      1.5

                                         Sweden                           0.9

                                         Greece                           0.8

                                         Austria                          0.7

                                         Italy                            0.7

                                         Spain                            0.6

                                         Other Europe                     0.6

- ASIA/PACIFIC                                                            17.1%

                                         Japan                            6.1

                                         Australia                        3.7

                                         Hong Kong                        3.5

                                         Korea                            1.8

                                         India                            0.6

                                         Other Asia/Pacific               1.4

- OTHER                                                                   1.0%

- BONDS, CASH & EQUIVALENTS                                               13.7%


[End Sidebar]

INVESTMENT PORTFOLIO
November 30, 2001

Largest industry holdings

Equity securities 86.31%
Banks 7.81
Tobacco 7.37
Pharmaceuticals 6.60
Insurance 5.76
Oil & gas 4.34
Paper & forest products 4.18
Diversified financials 4.14
Diversified telecommunication services 4.06
Other industries 42.05
Bonds & notes .87
Cash & equivalents 12.82
[end chart]



Capital World Growth and Income Fund
Investment Portfolio, November 30, 2001

                                                                                          Shares/
                                                                                        Principal        Market  Percent
                                                                                           Amount         Value   of Net
Equity Securities                                                                                    (Millions)   Assets

Banks  -  7.81%
Lloyds TSB Group PLC (United Kingdom)                                                    8,781,000      $90.312     .85%
Washington Mutual, Inc. (USA)                                                            2,850,000        89.148      .84
ABN AMRO Holding NV (Netherlands)                                                        4,085,606        66.375      .63
Westpac Banking Corp. (Australia)                                                        7,217,400        56.138      .53
Bank of America Corp. (USA)                                                                700,000        42.966      .41
Allied Irish Banks, PLC (Ireland)                                                        3,800,000        39.524      .37
Toronto-Dominion Bank (Canada)                                                           1,544,700        38.848      .37
National Australia Bank Ltd. (Australia)                                                 2,186,303        35.966      .34
Hang Seng Bank Ltd. (Hong Kong)                                                          3,300,000        35.757      .34
Bank of Nova Scotia (Canada)                                                             1,128,400        35.147      .33
Wells Fargo & Co. (USA)                                                                    800,000        34.240      .32
Australia and New Zealand Banking Group Ltd. (Australia)                                 3,879,436        33.961      .32
HBOS PLC (formerly Bank of Scotland) (United Kingdom)                                    2,241,371        26.341      .25
Societe Generale (France)                                                                  465,700        25.344      .24
Wachovia Corp. (merger of First Union Corp.                                                724,000        22.408      .21
 and Wachovia Corp.) (USA)
Unibanco-Uniao de Bancos Brasileiros SA, units (GDR) (Brazil)                            1,000,000        19.800      .19
Bank of Ireland (Ireland)                                                                2,050,000        18.386      .17
IndyMac Bancorp, Inc. (USA)(1)                                                             800,000        18.152      .17
Royal Bank of Canada (Canada)                                                              518,400        16.236      .15
HSBC Holdings PLC (United Kingdom)                                                       1,135,653        13.722      .13
Sumitomo Mitsui Banking Corp. (Japan)                                                    2,486,000        13.522      .13
Bank of the Philippine Islands (Philippines)                                            13,240,400        13.151      .12
Asahi Bank, Ltd. (Japan)                                                                16,200,000        12.757      .12
Bank Hapoalim Ltd. (Israel)                                                              4,755,000         9.726      .09
Bank of Montreal (Canada)                                                                  373,500         8.208      .08
Skandinaviska Enskilda Banken AB, Class A (Sweden)                                         800,000         7.059      .07
Sanwa International Finance (Bermuda) Trust, 1.25%                                     849,000,000         3.705      .04
 preferred units 2005 (Japan)



Tobacco  -  7.37%
Philip Morris Companies Inc. (USA)                                                       9,375,000       442.219     4.18
R.J. Reynolds Tobacco Holdings, Inc. (USA)                                               1,975,000       113.306     1.07
Imperial Tobacco Ltd. (United Kingdom)                                                   8,940,295       105.704     1.00
Gallaher Group PLC (United Kingdom)                                                     10,366,107        65.859      .62
Swedish Match AB (Sweden)                                                                9,001,100        45.205      .43
UST Inc. (USA)                                                                             200,000         7.180      .07


Pharmaceuticals  -  6.60%
AstraZeneca PLC (United Kingdom)                                                         4,214,483       187.395     1.77
Elan Corp., PLC (ADR) (Ireland) (1)                                                      3,055,500       135.114
Elan Finance Corp. 0% convertible debentures 2018 (2)                                 $29,000,000         20.268     1.47
Eli Lilly and Co. (USA)                                                                    950,000        78.536      .74
Shionogi & Co., Ltd. (Japan)                                                             4,141,000        71.101      .67
Pfizer Inc (USA)                                                                         1,614,000        69.902      .66
Forest Laboratories, Inc. (USA) (1)                                                        797,200        56.442      .53
Novo Nordisk A/S, Class B (Denmark)                                                      1,175,000        45.669      .43
Pharmacia Corp. (USA)                                                                      525,000        23.310      .22
Sanofi-Synthelabo (France)                                                                 175,000        12.124      .11


Insurance  -  5.76%
Berkshire Hathaway Inc., Class A (USA) (1)                                                   1,194        83.580      .79
Allstate Corp. (USA)                                                                     2,200,000        75.328      .71
American International Group, Inc. (USA)                                                   750,000        61.800      .58
EULER (France)                                                                           1,370,000        54.570      .52
QBE Insurance Group Ltd. (Australia)                                                    13,008,779        48.103      .46
Munchener Ruckversicherungs-Gesellschaft AG(Germany)                                       175,000        47.228      .45
Mitsui Sumitomo Insurance Co., Ltd.(formerly                                             8,664,000        43.116      .41
 Mitsui Marine & Fire Insurance Co.) (Japan)
Swiss Re American Holding Corp. 3.25% convertible                                     $37,340,000         37.105      .35
 debentures 2021 (China) (2)
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                       6,000,000        36.824      .35
XL Capital Ltd., Class A (USA)                                                             320,400        29.791      .28
Mercury General Corp. (USA)                                                                650,000        28.437      .27
Clarica Life Insurance Co. (Canada)                                                        480,000        14.792      .14
NIPPONKOA Insurance Co., Ltd. (Japan)                                                    3,725,000        12.731      .12
Aioi Insurance Co. Ltd. (Japan)                                                          5,561,000        11.783      .11
Nichido Fire and Marine Insurance Co., Ltd. (Japan)                                      2,241,000        11.680      .11
Aon Corp. (USA)                                                                            320,000        11.466      .11


Oil & Gas  -  4.34%
Shell Canada Ltd., Class A (Canada)                                                      5,396,100       140.926     1.33
Petroleo Brasileiro SA - Petrobras (ADR) (Brazil)                                        2,750,000        55.687
Petroleo Brasileiro SA - Petrobras, preferred                                            1,140,000        22.971      .74
 nominative (ADR)
Royal Dutch Petroleum Co. (New York registered)                                            460,000        22.236
 (Netherlands)
Royal Dutch Petroleum Co.                                                                  440,000        21.268      .57
"Shell" Transport and Trading Co., PLC                                                     400,000        16.660
 (New York registered) (United Kingdom)
ENI SpA (Italy)                                                                          4,000,000        46.753      .44
Imperial Oil Ltd. (Canada)                                                               1,500,000        39.825      .38
Petro-Canada (Canada)                                                                    1,000,000        24.138      .23
Husky Energy Inc. (Canada)                                                               2,000,000        21.181      .20
Sasol Ltd. (South Africa)                                                                2,189,100        18.048      .17
Unocal Corp. (USA)                                                                         320,000        10.525      .10
Pengrowth Energy Trust (Canada)                                                          1,138,975        10.149      .10
Canadian Oil Sands Trust (Canada)                                                          270,000         6.440      .06
Castrol India Ltd. (India)                                                                 515,557         2.032      .02


Paper & Forest Products  -  4.18%
Norske Skogindustrier ASA, Class A (Norway)                                              6,145,000       106.738     1.01
Georgia-Pacific Corp., Georgia-Pacific Group (USA)                                       1,998,300        64.065      .61
Sappi Ltd. (South Africa)                                                                4,072,700        42.663      .40
Kimberly-Clark de Mexico, SA de CV,                                                     13,251,100        36.482      .35
 Class A (Mexico)
Metsa-Serla Oyj 4.375% convertible                                                    $30,000,000         28.800
 debentures 2002 (Finland) (2)
M-real Oyj, Class B                                                                        975,000         6.109      .33
Stora Enso Oyj (ADR)(Finland)                                                            2,715,750        34.354      .33
Plum Creek Timber Co., Inc.(formerly                                                     1,027,500        29.150      .28
 Georgia-Pacific Corp., Timber Group) (USA)
UPM-Kymmene Corp. (Finland)                                                                861,000        29.093      .28
Bowater Inc. (USA)                                                                         500,000        24.045      .23
International Paper Co. (USA)                                                              600,000        23.970      .23
Holmen AB, Class B (Sweden)                                                                620,000        13.881      .13


Diversified Financials  -  4.14%
ING Groep NV (Netherlands)                                                               5,506,386       143.920     1.36
J.P. Morgan Chase & Co.  (USA)                                                           1,800,000        67.896      .64
Housing Development Finance Corp. Ltd. (India)                                           2,057,516        29.685
Housing Development Finance Corp. Ltd.   (2)                                               470,000         6.781      .35
Household International, Inc. (USA)                                                        600,000        35.394      .33
Wharf (Holdings) Ltd. (Hong Kong)                                                       15,000,000        32.314      .31
Freddie Mac (USA)                                                                          430,000        28.453      .27
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)                                       17,526,000        25.170      .24
Swire Pacific Ltd., Class A (Hong Kong)                                                  4,500,000        21.870      .21
Citigroup Inc. (USA)                                                                       440,040        21.078      .20
Shohkoh Fund & Co., Ltd. (Japan)                                                           167,380        18.167      .17
ICICI Ltd. (ADR) (India)                                                                   475,600         2.858
ICICI Ltd.                                                                               2,000,000         2.112      .05
Providian Financial Corp. (USA)                                                            280,000          .748      .01


Diversified Telecommunication Services  -  4.06%
Telefonos de Mexico, SA de CV, Class L                                                   1,996,600        66.906
 (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25%                                                    $9,220,000         11.522      .74
 convertible debentures 2004
Telekom Austria AG (Austria) (1)                                                         8,531,000        71.398      .68
Hellenic Telecommunications Organization                                                 4,200,000        71.203      .67
 SA (Greece)
Swisscom AG (Switzerland)                                                                  177,990        48.562      .46
AT&T Corp. (USA)                                                                         2,500,000        43.725      .41
SBC Communications Inc. (USA)                                                              800,000        29.904      .28
WorldCom, Inc.-MCI Group (USA)                                                           1,720,000        22.549      .21
Telecom Italia SpA, nonvoting savings                                                    3,492,100        17.701      .17
 shares (Italy)
Sprint FON Group (USA)                                                                     500,000        10.895      .10
Telefonica, SA  (Spain) (1)                                                                700,000         9.455      .09
Qwest Communications International Inc. (USA)                                              754,848         8.983      .09
Korea Telecom Corp. (South Korea)                                                          170,730         7.178      .07
Williams Communications Group, Inc. (USA) (1)                                            1,754,867         4.282      .04
Telecom Argentina STET-France Telecom SA,                                                  500,000         3.000      .03
 Class B (ADR) (Argentina)
Philippine Long Distance Telephone Co.                                                     237,500         1.871      .02
 (ADR) (Philippines)


Electric Utilities  -  3.76%
Scottish Power PLC (United Kingdom)                                                     18,172,600       101.606      .96
Northeast Utilities (USA)                                                                3,047,900        53.033      .50
National Grid Group PLC (United Kingdom)                                                 7,700,000        48.591      .46
Edison International (USA) (1)                                                           1,810,000        27.331      .26
PowerGen PLC (United Kingdom)                                                            2,304,800        24.345      .23
Southern Co. (USA)                                                                       1,000,000        22.750      .22
TXU Corp. (USA)                                                                            487,800        22.000      .21
Duke Energy Corp. (USA)                                                                    600,000        21.690      .21
Dominion Resources, Inc. 9.50% PIES convertible                                            365,400        21.412      .20
 preferred 2004 (USA)
Korea Deposit Insurance Corp. 2.25% convertible                                       $17,700,000         19.890      .19
 debentures 2005 (South Korea) (2)
Calpine Corp. (USA) (1)                                                                    660,000        14.230      .13
Niagara Mowhawk Holdings, Inc. (USA) (1)                                                   750,000        13.305      .13
Scottish and Southern Energy PLC (United Kingdom)                                          725,000         6.357      .06


Real Estate -  3.16%
Hongkong Land Holdings Ltd. (Singapore registered)                                      31,722,700        54.880      .52
Amoy Properties Ltd. (Hong Kong)                                                        47,950,000        48.574      .46
Sun Hung Kai Properties Ltd. (Hong Kong)                                                 5,310,000        39.152      .37
Japan Real Estate Investment Corp. (Japan) (1)                                               6,600        28.933      .27
Unibail (France)                                                                           490,900        25.134
Unibail, warrants, expire 2004  (1)                                                        116,300         1.020      .25
Hysan Development Co. Ltd. (Hong Kong)                                                  26,372,630        24.180      .23
Office Building Fund of Japan, Inc. (Japan) (1)                                              4,620        20.403      .19
Great Eagle Holdings Ltd. (Hong Kong)                                                   18,542,000        19.853      .19
Kimco Realty Corp. (USA)                                                                   350,000        17.360      .16
Kerry Properties Ltd. (Hong Kong)                                                       18,422,500        16.772      .16
Land Securities PLC (United Kingdom)                                                     1,200,000        13.675      .13
Security Capital Global Realty (Luxembourg)                                                450,000         8.280      .08
 (1) (2) (3)
Henderson Investment Ltd. (Hong Kong)                                                   10,000,000         7.950      .08
SM Prime Holdings, Inc. (Philippines)                                                   52,885,000         6.426      .06
HKR International Ltd. (Hong Kong)                                                       4,824,800         1.284      .01


Metals & Mining -  2.53%
Phelps Dodge Corp. (USA)                                                                 1,500,000        53.745      .51
Freeport-McMoRan Copper & Gold Inc.,                                                     3,569,800        47.657      .45
 Class B (USA) (1)
BHP Billiton Ltd. (formerly BHP Ltd.)                                                    4,454,282        23.298
 (Australia)
BHP Billiton PLC (formerly Billiton PLC)                                                 3,000,000        14.402      .36
 (United Kingdom)
Gencor Ltd. (South Africa)                                                               8,000,000        28.516      .27
WMC Ltd. (Australia)                                                                     5,143,900        25.289      .24
Cia. Vale do Rio Doce (Brazil)                                                           1,037,000        21.954      .21
Gold Fields Ltd. (South Africa)                                                          3,579,349        16.387      .16
Homestake Mining Co. (USA)                                                               1,304,000        10.328      .10
Barrick Gold Corp. (Canada)                                                                640,000         9.683      .09
Usinor 3.875% convertible preferred 2005 (France)                                          410,000         7.266      .07
Newcrest Mining Ltd. (Australia)                                                         3,866,313         7.209      .07


Semiconductor Equipment & Products -  2.50%
Samsung Electronics Co., Ltd. (South Korea)                                                335,000        57.823      .55
Agere Systems Inc., Class A (USA) (1)                                                    6,465,156        33.360      .32
Taiwan Semiconductor Manufacturing Co.                                                  15,640,000        33.218      .31
 Ltd. (Taiwan) (1)
Rohm Co., Ltd. (Japan)                                                                     240,000        32.616      .31
ASML Holding NV (formerly ASM Lithography                                                  700,000        12.343
 Holding NV) (Netherlands) (1)
ASML Holding NV (New York registered)                                                      250,000         4.352
 (Netherlands) (1)
ASM Lithography 5.75% convertible                                                      $7,800,000          9.467      .25
 debentures 2006 (2)
Micron Technology, Inc. (USA) (1)                                                          800,000        21.728      .21
KLA-Tencor Corp. (USA) (1)                                                                 400,000        20.092      .19
Altera Corp. (USA) (1)                                                                     481,600        10.961      .10
ASE Test Ltd. (Taiwan) (1)                                                                 779,400         8.184      .08
Texas Instruments Inc. (USA)                                                               250,000         8.012      .08
Zarlink Semiconductor Inc. (formerly                                                       600,000         5.801      .05
 Mitel Corp.) (Canada) (1)
Advanced Micro Devices, Inc. (USA) (1)                                                     278,400         3.775      .04
Pro Mos Technologies Inc. 0%  convertible                                              $1,370,000          1.027      .01
 debentures 2006 (Taiwan) (2)
ASM Pacific Technology Ltd. (Hong Kong)                                                    190,000          .341      .00


Wireless Telecommunication Services -  2.19%
Vodafone Group PLC (United Kingdom)                                                     36,254,642        92.961      .88
America Movil SA de CV (ADR) (Mexico)                                                    2,499,600        43.368      .41
NTT DoCoMo, Inc. (Japan)                                                                     2,366        30.924      .29
China Unicom Ltd. (China) (1)                                                           21,268,000        24.272      .23
Nextel Communications, Inc., Series D, 13.00%                                               23,887        13.377      .13
 exchangeable preferred 2009 (USA) (1)  (4)
AT&T Wireless Services, Inc. (USA) (1)                                                     804,500        11.239      .11
Panafon Hellenic Telecommunications Co. SA (Greece)                                      1,537,530         7.790      .07
KDDI Corp. (Japan)                                                                           3,000         7.526      .07


Food Products -  2.17%
Nestle SA (Switzerland)                                                                    335,000        69.265      .66
Orkla AS, Class A (Norway)                                                               2,985,714        49.185      .47
Nissin Food Products Co., Ltd. (Japan)                                                   1,809,600        39.077      .37
Koninklijke Numico NV (Netherlands)                                                        940,200        22.234      .21
H.J. Heinz Co. (USA)                                                                       580,000        22.110      .21
Unilever PLC (United Kingdom)                                                            2,100,000        16.947      .16
Groupe Danone (France)                                                                      80,000         9.245      .09


Electronic Equipment & Instruments -  1.94%
Samsung SDI Co., Ltd. (South Korea)                                                      2,318,080       106.452     1.01
Solectron Corp., 0% LYON convertible                                                  $62,000,000         32.246      .31
 notes 2020 (USA)
Hoya Corp. (Japan)                                                                         430,000        28.276      .27
Orbotech Ltd. (Israel) (1)                                                               1,035,500        26.105      .25
Murata Manufacturing Co., Ltd. (Japan)                                                     144,000         9.738      .09
Kyoden Co., Ltd. (Japan)                                                                   200,000          .555      .01


Media -  1.92%
AOL Time Warner Inc. (USA) (1)                                                           1,440,000        50.256      .48
KirchPayTV GmbH & Co. KGaA, non-voting                                                   1,438,728        27.343      .26
 (Germany) (1) (2) (3)
Viacom Inc., Class B (USA) (1)                                                             575,000        25.099      .24
Clear Channel Communications, Inc. (USA) (1)                                               431,445        20.161      .19
SCMP Group Ltd. (Hong Kong)                                                             34,411,000        18.091      .17
Vivendi Universal  (France)                                                                237,424        12.145
Vivendi Universal (ADR)                                                                     97,120         4.919      .16
News Corp. Ltd., preferred (Australia)                                                   2,415,413        15.788      .15
Telewest Communications PLC (United Kingdom) (1)                                        13,868,000        12.742      .12
Mediaset SpA (Italy)                                                                     1,200,000         8.952      .08
Village Roadshow Ltd., Class A, 5.50%                                                    6,467,813         5.645
 preferred (Australia)
Village Roadshow Ltd., Class A,                                                            671,512          .586
 preferred 5.50%  (2)
Village Roadshow Ltd.                                                                      600,000          .612      .06
United Pan-Europe Communications NV,                                                           100          .899
 convertible preferred (Netherlands) (1)(2)(4)
United Pan-Europe Communications NV (1)                                                    570,000          .255
United Pan-Europe Communications NV,                                                        48,556          .000      .01
 warrants, expire 2007 (1) (3)
UnitedGlobalCom, Inc., Class A (USA) (1)                                                   200,000          .280      .00


Computers & Peripherals  -  1.82%
Sun Microsystems, Inc. (USA) (1)                                                         5,750,000        81.880      .77
Compaq Computer Corp. (USA)                                                              4,500,000        45.675      .43
Dell Computer Corp. (USA) (1)                                                            1,409,050        39.355      .37
Gemplus International SA (France) (1)                                                    5,230,381        14.747      .14
Hewlett-Packard Co. (USA)                                                                  512,500        11.270      .11


Specialty Retail -  1.81%
Lowe's Companies, Inc. (USA)                                                             2,000,000        90.620      .86
Dixons Group PLC (United Kingdom)                                                       20,406,157        70.927      .67
Limited Inc. (USA)                                                                       1,836,900        25.570      .24
Kingfisher PLC (United Kingdom)                                                            737,991         4.205      .04


Communications Equipment -  1.30%
Nokia Corp., Class A (Finland)                                                           1,785,000        41.701
Nokia Corp., Class A (ADR)                                                                 750,000        17.257      .56
Corning Inc., 3.50% convertible                                                       $15,235,000         18.089
 debentures 2008 (USA)
Corning Inc.                                                                               800,000         7.544      .24
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                        4,400,000        24.369      .23
Juniper Networks, Inc. 4.75% convertible                                              $21,300,000         15.704      .15
 subordinated notes 2007 (USA)
Crown Castle International Corp. 6.25%                                                     254,100         6.622
 convertible preferred 2012 (USA) (1)
Crown Castle International Corp. 12.75%                                                      7,060         5.507
 exchangeable preferred 2010 (1) (4)
Crown Castle International Corp. (1)                                                        39,174          .427      .12


Beverages -  1.18%
Foster's Group Ltd. (formerly Foster's                                                  27,253,069        69.548      .66
 Brewing Group Ltd.) (Australia)
Lion Nathan Ltd. (New Zealand)                                                          13,329,900        30.743      .29
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                        500,000        17.020      .16
Coca-Cola West Japan Co. Ltd. (Japan)                                                      220,000         4.385      .04
Coca-Cola HBC SA  (Greece)                                                                 211,196         3.092      .03


Aerospace & Defense -  1.12%
Lockheed Martin Corp. (USA)                                                              1,750,000        81.287      .77
RC Trust I, 8.25% convertible preferred                                                    380,000        21.546      .20
 units 2006 (USA)
Bombardier Inc., Class B (Canada)                                                        1,500,000        13.357      .13
Honeywell International Inc. (USA)                                                          66,700         2.210      .02


Road & Rail -  1.07%
CSX Corp. (USA)                                                                          2,500,000        93.500      .88
Norfolk Southern Corp. (USA)                                                             1,030,000        19.972      .19


Chemicals -  1.03%
Dow Chemical Co. (USA)                                                                   1,325,000        49.688      .47
DSM NV (Netherlands)                                                                       834,828        29.741      .28
Lyondell Petrochemical Co. (USA)                                                         2,055,500        29.188      .28


Machinery -  1.00%
PACCAR Inc (USA)                                                                           455,000        27.691      .26
IHC Caland NV (Netherlands)                                                                521,418        23.383      .22
THK Co., Ltd. (Japan)                                                                    1,440,000        22.457      .21
Asahi Diamond Industrial Co., Ltd. (Japan)  (5)                                          3,950,000        17.060      .16
AIDA Engineering, Ltd. (Japan)                                                           4,065,000        11.452      .11
Volvo AB, Class B (Sweden)                                                                 232,700         3.681      .03
Scania AB, Class B (Sweden)                                                                 62,775         1.131      .01


Gas Utilities -  0.96%
Gas Natural SDG SA (Spain)                                                               1,919,500        33.641      .32
Tokyo Gas Co., Ltd. (Japan)                                                             11,550,000        31.505      .30
NiSource Inc. (USA)                                                                      1,389,684        29.044
NiSource Inc. 0% convertible preferred 2004 (1)                                             97,689          .204      .28
NICOR Inc. (USA)                                                                           175,000         6.820      .06


Automobiles -  0.90%
Volkswagen N/V VZG (Germany)                                                               882,200        26.138      .25
General Motors Corp. (USA)                                                                 500,000        24.850      .24
Suzuki Motor Corp. (Japan)                                                               2,100,000        21.549      .20
DaimlerChrysler AG (New York registered) (Germany)                                         310,000        13.017      .12
Honda Motor Co., Ltd. (Japan)                                                              250,000         9.478      .09


Industrial Conglomerates -  0.84%
Norsk Hydro AS (Norway)                                                                  1,150,000        44.590      .42
JG Summit Holdings, Inc. 3.50% convertible                                            $26,000,000         23.270      .22
 debentures 2003 (Philippines)
General Electric Co. (USA)                                                                 450,000        17.325      .16
Smiths Group PLC (United Kingdom)                                                          491,280         4.619      .04


Electrical Equipment - 0.84%
Schneider SA (France)                                                                    1,235,000        56.488      .53
Hubbell Inc., Class B (USA)                                                              1,000,000        27.230      .26
Elektrim SA 3.75% convertible debentures                                            Euro6,286,000          5.458      .05
 2004 (Poland)


Office Electronics -  0.84%
Xerox Corp. (USA) (1)                                                                    7,030,500        59.056
Xerox Capital Trust II, 7.50% convertible                                                  500,000        29.750      .84
 preferred 2021 (1) (2)


Multi-Utilities -  0.75%
Williams Companies, Inc. (USA)                                                           2,787,300        74.477      .70
United Utilities PLC (United Kingdom)                                                      630,000         5.681      .05


Hotels, Restaurants & Leisure -  0.70%
J D Wetherspoon PLC (United Kingdom)                                                     4,700,000        25.253      .24
Carnival Corp. (USA)                                                                       700,000        18.277      .17
Millennium & Copthorne Hotels PLC (United Kingdom)                                       4,290,000        16.614      .16
Aristocrat Leisure Ltd. (Australia)                                                      3,634,200        12.202
Aristocrat Leisure Ltd. 5.00% convertible                                              $2,000,000          2.048      .13
 debentures 2006 (2)


Health Care Providers & Services -  0.61%
Fresenius Medical Care AG preferred (Germany)                                            1,120,000        52.131      .49
Omnicare, Inc. (USA)                                                                       600,000        12.828      .12


Airlines -  0.61%
British Airways PLC (United Kingdom)                                                    10,800,000        31.308      .30
Deutsche Lufthansa AG (Germany)                                                          1,350,000        17.703      .17
Qantas Airways Ltd. (Australia)                                                          7,300,000        14.827      .14


Containers & Packaging -  0.58%
Smurfit-Stone Container Corp. (USA) (1)                                                  1,974,200        31.765      .30
Sonoco Products Co. (USA)                                                                1,200,000        29.532      .28


Household Durables -  0.57%
Nintendo Co., Ltd. (Japan)                                                                 157,500        27.171      .26
Sony Corp. (Japan)                                                                         435,400        20.536      .19
Newell Rubbermaid Inc. (USA)                                                               500,000        12.825      .12


Commercial Services & Supplies - 0.50%
Hays PLC (United Kingdom)                                                                9,041,275        26.145      .25
Michael Page International PLC (United Kingdom)                                          7,029,450        16.873      .16
Robert Half International Inc. (USA) (1)                                                   360,000         9.702      .09
Chubb PLC (United Kingdom)                                                                  73,800          .160      .00


Food & Drug Retailing -  0.48%
Loblaw Companies Ltd. (Canada)                                                             630,000        20.737      .20
Somerfield PLC (United Kingdom) (1)                                                     10,000,000        12.678      .12
Woolworths Ltd. (Australia)                                                              2,010,000        11.609      .11
George Weston Ltd. (Canada)                                                                 83,300         5.457      .05
Safeway PLC (United Kingdom)                                                                97,800          .427      .00


Software -  0.37%
Macromedia, Inc. (USA) (1)                                                                 900,000        19.980      .19
Microsoft Corp. (USA) (1)                                                                  300,000        19.263      .18


Other -  1.66%
Li & Fung Ltd. (Hong Kong)                                                              25,413,000        28.351      .27
Grupo Ferrovial, SA (Spain)                                                              1,130,000        20.593      .19
Infosys Technologies Ltd. (India)                                                          235,000        19.107      .18
United Parcel Service, Inc., Class B (USA)                                                 300,000        16.866      .16
Becton, Dickinson and Co. (USA)                                                            450,000        15.242      .14
BPB PLC (United Kingdom)                                                                 3,607,900        14.776      .14
American Water Works Co., Inc. (USA)                                                       300,000        12.375      .12
Autoliv, Inc. (USA)                                                                        638,100        11.860      .11
Fluor Corp. (USA)                                                                          257,900         9.762      .09
Schlumberger Ltd. (USA)                                                                    182,000         8.738      .08
Essilor (France)                                                                           227,330         6.654      .06
Nippon Sheet Glass Co., Ltd. (Japan)                                                       880,000         3.779      .04
Tostem Inax Holding Corp. (Japan)                                                          252,300         3.416      .03
Applera Corp. - Applied Biosystems Group (USA)                                             100,000         3.310      .03
Zhejiang Expressway Co. Ltd., Class H (China)                                            9,039,300         2.168      .02
TI Automotive Ltd., Class A (United                                                      1,068,000          .000      .00
 Kingdom) (1) (3)


Miscellaneous  -  0.34%
Other equity securities in initial                                                                        35.400      .34
 period of acquisition
Total Equity Securities (cost: $7,850.638 million)                                                     9,122.490    86.31




                                                                                        Principal        Market  Percent
                                                                                           Amount         Value   of Net
Bonds & Notes                                                                          (Millions)    (Millions)   Assets

Media -  0.40%
TeleWest PLC 11.00% 2007                                                                  $31.493       $24.564       .23
Charter Communications Holdings,                                                            19.000        12.920      .12
 LLC 0%/13.50% 2011 (6)
NTL Inc. 11.50% 2006                                                                        14.000         4.900      .05


Communications Equipment -  0.21%
Crown Castle International Corp.                                                            30.000        20.025      .19
 0%/10.375% 2011 (6)
SBA Communications Corp. 0%/12.00% 2008 (6)                                                  2.825         2.119      .02


Wireless Telecommunication Services - 0.13%
Nextel Communications, Inc. 0%/9.95% 2008 (6)                                               18.000        13.230      .13
Nextel Partners, Inc. 0%/14.00% 2009 (6)                                                      .375          .251      .00


Health Care Providers & Services -  0.09%
HCA - The Healthcare Co. 8.75% 2010                                                          9.000         9.900      .09


Other -  0.04%
Williams Communications Group, Inc. 11.875% 2010                                             5.000         2.325      .02
Container Corp. of America 9.75% 2003                                                        1.000         1.030      .01
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (7)                                            3.050          .572
Indah Kiat International Finance Co.                                                          .550          .150      .01
 BV 12.50% 2006 (7)
APP International Finance Co. BV 11.75% 2005 (7)                                             1.150          .305      .00



Total Bonds & Notes (cost: $96.794 million)                                                               92.291      .87


Short-Term Securities

Corporate Short-Term Notes  -  7.39%
Asset Securitization Corp. 1.95%-2.32%                                                     74.500         74.354      .70
 due 12/14/2001-1/28/2002 (2)
STADSHYPOTEK (Delaware) Inc. 2.28%-2.30%                                                   67.100         67.013      .63
 due 12/10/2001- 1/18/2002 (2)
Park Avenue Receivables Corp. 2.22%                                                         30.000        29.994
 due 12/3/2001 (2)
J.P. Morgan Chase & Co. 1.94%-2.48%                                                        29.000         28.948      .56
 due 12/3/2001-1/18/2002
Rio Tinto America, Inc. 2.03%-2.23%                                                        56.641         56.494      .53
 due 12/6/2001-2/15/2002 (2)
Corporate Asset Funding Co. Inc. 1.98%-2.33%                                               55.000         54.841      .52
 due 1/4-2/15/2002 (2)
Abbey National North America 2.185%                                                         50.000        49.991      .47
 due 12/3/2001
CBA (Delaware) Finance Inc. 2.00%-2.08%                                                    50.000         49.818      .47
 due 2/1-2/15/2002
Westdeutsche Landesbank Girozentrale 2.05%                                                 47.400         47.249      .45
 due 1/16-2/4/2002
Bayerische Hypo- und Vereinsbank AG 2.31%                                                   40.000        39.974      .38
 due 12/10/2001
Bank of Nova Scotia 1.96% due 1/14/2002                                                     31.000        30.924      .29
CIT Group, Inc. 2.47% due 12/14/2001                                                        30.400        30.371      .29
GE Financial Assurance Holdings Inc. 2.35%                                                  28.200        28.174      .27
 due 12/14/2001 (2)
Three Rivers Funding Corp. 2.20% due 12/3/2001 (2)                                          25.282        25.277      .24
Toyota Motor Credit Corp. 2.24% due 12/7/2001 (2)                                           25.000        24.989      .24
Procter & Gamble Co. 2.22% due 12/14/2001                                                   25.000        24.978      .24
SBC Communications Inc. 1.95%-2.37%                                                        25.000         24.889      .23
 due 1/11-3/7/2002 (2)
KfW International Finance Inc. 2.00%-2.10%                                                 22.000         21.909      .21
 due 1/30-3/14/2002
American Express Credit Corp. 2.00% due 12/11/2001                                          20.000        19.988      .19
Reseau Ferre de France 1.94% due 1/14/2002                                                  20.000        19.951      .19
Westpac Trust Securities NZ Ltd. 2.30% due 1/10/2002                                        20.000        19.948      .19
Toronto Dominion Holdings Inc. 1.94% due 2/12/2002                                          11.200        11.155      .10


Federal Agency Discount Notes  -  6.04%
Fannie Mae 1.81%-3.79% due 12/4/2001-4/25/2002                                            390.650        389.541     3.69
Federal Home Loan Banks 1.845%-3.54%                                                      125.625        125.280     1.18
 due 12/19/2001-3/1/2002
Freddie Mac 2.19%-3.85% due 12/21/2001-2/27/2002                                           123.60        123.247     1.17


Non-U.S. Currency  -  0.05%
Taiwanese Dollar                                                                       NT$178.815          5.203      .05



Total Short-Term Securities (cost: $1,425.213 million)                                                 1,424.500    13.48


Total Investment Securities (cost: $9,372.645 million)                                                10,639.281   100.66
Excess of payables over cash and receivables                                                              69.480      .66

Net Assets                                                                                           $10,569.801  100.00%

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to public may require registration.
(3) Valued under procedures established
    by the Board of Directors.
(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(5) The funds owns 5.41% of the outstanding voting securities of Asahi Diamond, and thus is considered an affiliate as defined in the Investment
    Company Act of 1940.
(6) Step bond; coupon rate will increase at a later date.
(7) Company not making interest (or dividend) payments;
    bankruptcy proceedings pending.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Equity securities added to the portfolio                      Equity securities eliminated from the
since May 31, 2001                                            portfolio since May 31, 2001

Allied Irish Banks                                                                  Air New Zealand
American International Group                                                           AMB Property
AT&T Wireless Services                                                            AMCV Capital Trust
Autoliv                                                                                 Asahi Glass
Bank of Ireland                                                                                 BCE
Bank of Montreal                                                    Bell Atlantic Financial Services
Becton, Dickinson                                                                   Bergen Brunswig
Canadian Oil Sands Trust                                                      Brookfield Properties
China Unicom                                                                China Merchants Holdings
Cia. Vale do Rio Doce                                                                   China Mobile
ENI SpA                                                                   China Petroleum & Chemical
Gas Natural                                                                                     CMG
General Motors                                                                     Coca-Cola Amatil
Grupo Ferrovial                                                       Commonwealth Bank of Australia
Hellenic Telecommunication Organization                                          Compal Electronics
HSBC Holdings                                                                           Corus Group
Husky Energy                                                                      Crown Cork & Seal
Imperial Oil                                                                                    Dana
Japan Real Estate Investment                                                         Dollar General
Juniper Networks                                                                              Elior
Kimco Realty                                                                                    ERG
KLA-Tencor                                                               Fairfax Financial Holdings
Koninklijke Numico                                                              Fuji Machine Mfg Co
Land Securities                                                            Grupo Financiero Galicia
Li & Fung                                                                                   Hitachi
Lyondell Petrochemical                                                   Hon Hai Precision Industry
Munchener Ruckversicherungs                                                          Hutchison Delta
Nissin Food Products                                                                iXL Enterprises
Office Building Fund of Japan                                                      KGHM Polska Miedz
Orbetech                                                                                     Kinden
Panafon Hellenic Telecommunications                                          Macronix International
Phelps Dodge                                                                                Marconi
Providian Financial                                                                        Marubeni
Sanofi-Synthilabo                                               Matsushita Communication Industrial
Scania                                                                              Mizuho Holdings
Schneider                                                                                  Mobistar
SCMP Group                                                                            Mosel Vitelic
Societe Generale                                                               New World China Land
Solectron                                                                      New World Development
Sun Microsystems                                                     Nippon Telegraph and Telephone
Swiss Re America                                                                    Normandy Mining
Swisscom                                                                           Nortel Inversora
Telekom Austria                                                                              OM AB
TI Automotive                                                                         Omnicom Group
Volkswagen                                                                                     ORIX
Volvo                                                                            PartnerRe Holdings
WMC                                                                                         PLIVA DD
Xerox Capital Trust                                                                 Portugal Telecom
                                                                                           Radio One
                                                                                 Research In Motion
                                                                                       Rhone-Poulenc
                                                                                           Sara Lee
                                                                                       Seikoh Giken
                                                                                Siam Commercial Bank
                                                                                              Sotec
                                                                                             TDC A/S
                                                                                             TELECEL
                                                                        Telecom Corp of New Zealand
                                                                                            Telstra
                                                                                              TELUS
                                                                                      TOTAL FINA ELF
                                                                                                TOTO
                                                                                        UFJ Holdings
                                                                                          Uni-Charm
                                                                                        Walt Disney
                                                                           Zurich Financial Services

CAPITAL WORLD GROWTH AND INCOME FUND, INC.
Financial statements

Statement of assets and liabilities
at November 30, 2001                                                    (dollars in        millions)

Assets:
 Investment securities at market
  (cost: $9,372.645)                                                                     $10,639.281
 Cash                                                                                           .301
 Receivables for -
  Sales of investments                                                       $2.145
  Sales of fund's shares                                                     15.472
  Dividends and interest                                                     24.188
  Other                                                                        .177           41.982
                                                                                          10,681.564
Liabilities:
 Payables for -
  Purchases of investments                                                   89.329
  Repurchases of fund's shares                                               11.568
  Management services                                                         3.600
  Other expenses                                                              7.266          111.763
Net assets at November 30, 2001                                                          $10,569.801

 Total authorized capital stock -
1,000,000,000 shares, $.01 par value
 Class A shares:
  Net assets                                                                             $10,345.839
  Shares outstanding                                                                     425,906,170
  Net asset value per share                                                                   $24.29
 Class B shares:
  Net assets                                                                                $126.388
  Shares outstanding                                                                       5,219,901
  Net asset value per share                                                                   $24.21
 Class C shares:
  Net assets                                                                                 $50.450
  Shares outstanding                                                                       2,086,521
  Net asset value per share                                                                   $24.18
 Class F shares:
  Net assets                                                                                 $47.124
  Shares outstanding                                                                       1,941,499
  Net asset value per share                                                                   $24.27




Statement of operations
for the year ended November 30, 2001                                    (dollars in        millions)
Investment income:
 Income:
  Dividends                                                                $209.268
  Interest                                                                  100.170         $309.438

 Expenses:
  Management services fee                                                    45.794
  Distribution expenses - Class A                                            25.702
  Distribution expenses - Class B                                              .934
  Distribution expenses - Class C                                              .170
  Distribution expenses - Class F                                              .033
  Transfer agent fee - Class A                                                8.425
  Transfer agent fee - Class B                                                 .092
  Administrative services fees - Class C                                       .054
  Administrative services fees - Class F                                       .029
  Reports to shareholders                                                      .379
  Registration statement and prospectus                                        .494
  Postage, stationery and supplies                                            1.275
  Directors' fees                                                              .131
  Auditing and legal fees                                                      .071
  Custodian fee                                                               2.457
  Taxes other than federal income tax                                          .177
  Other expenses                                                               .116           86.333
 Net investment income                                                                       223.105

Realized loss and unrealized
 depreciation on investments:
 Net realized loss                                                                          (353.004)
 Net unrealized depreciation on
  Investments                                                                                (73.210)
  Net realized loss and
   unrealized depreciation
   on investments                                                                           (426.214)
 Net decrease in net assets resulting
  from operations                                                                          $(203.109)









Statement of changes in net assets                                      (dollars in        millions)


                                                                         Year ended      November 30
                                                                                2001             2000
Operations:
 Net investment income                                                     $223.105         $230.103
 Net realized (loss) gain on investments                                   (353.004)       1,266.809
 Net unrealized depreciation
  on investments                                                            (73.210)        (868.723)
  Net (decrease) increase in net assets
   resulting from operations                                               (203.109)         628.189
Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                  (210.693)        (212.305)
  Class B                                                                    (1.124)           (.277)
  Class C                                                                     (.144)               -
  Class F                                                                     (.209)               -
 Distributions from net realized
gain on investments:
  Class A                                                                (1,187.842)        (688.963)
  Class B                                                                    (6.412)               -
   Total dividends and distributions                                     (1,406.424)        (901.545)

Capital share transactions:
 Proceeds from shares sold                                                1,624.613        1,447.182
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                       1,333.068          855.874
 Cost of shares repurchased                                              (1,549.097)      (1,280.594)
  Net increase in net assets resulting
   from capital share transactions                                        1,408.584        1,022.462
 Total (decrease) increase in net assets                                   (200.949)         749.106

Net assets:
 Beginning of year                                                       10,770.750       10,021.644
 End of year (including
  undistributed
  net investment income: $4.285 and $32.684,
  respectively)                                                         $10,569.801      $10,770.750



See notes to financial statements

Notes to financial statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.
Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts and original issue discounts on fixed-income securities are amortized daily over the expected life of the security. The fund does not amortize premiums on fixed-income securities.

On December 1, 2001, the fund will begin amortizing premium on fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value and will result in only immaterial changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 2001, non-U.S. taxes paid were $13,833,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries. For the year ended November 30, 2001, non-U.S. taxes provided on unrealized gain were $365,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $5,856,000 for the year ended November 30, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of November 30, 2001, the cost of investment securities for federal income tax reporting purposes was $9,380,554,000. Net unrealized appreciation on investments aggregated $1,258,727,000; $1,799,029,000 related to appreciated securities and $540,302,000 related to depreciated securities. For the year ended November 30, 2001, the fund realized tax basis net capital losses of $318,878,000. In addition, the fund has deferred, for tax purposes, to fiscal year ending November 30, 2002 , the recognition of net capital losses and net losses relating to non-U.S. currency transactions totaling $28,742,000 and $353,000 respectively which were realized during the period November 1, 2001 through November 30, 2001. Net losses related to non-U.S. currency and other transactions of $5,074,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other previously deferred losses of $43,000 were deducted for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $45,794,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.600% per annum of the first $500 million of daily net assets decreasing to 0.385% of such assets in excess of $17 billion. For the year ended November 30, 2001, the management services fee was equivalent to an annualized rate of 0.418% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended November 30, 2001, aggregate distribution expenses were $25,702,000, equivalent to an annualized rate of 0.237% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended November 30, 2001, aggregate distribution expenses were $934,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended November 30, 2001, aggregate distribution expenses were $170,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended November 30, 2001, aggregate distribution expenses were $33,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of November 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $5,532,000.

AFD received $3,830,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended November 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $8,517,000 was incurred during the year ended November 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of November 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $798,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended November 30, 2001, total fees under the agreement were $83,000. As of November 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $20,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of November 30, 2001, the cumulative amount of these liabilities was $352,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,349,294,000 and $4,185,719,000, respectively, during the year ended November 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended November 30, 2001, the custodian fee of $2,457,000 includes $129,000 that was paid by these credits rather than in cash.
FOR THE YEAR ENDED NOVEMBER 30, 2001, THE FUND RECLASSIFIED $6,463,000 FROM UNDISTRIBUTED NET INVESTMENT INCOME TO UNDISTRIBUTED NET REALIZED GAINS. THE FUND ALSO RECLASSIFIED $33,000,000 FROM UNDISTRIBUTED NET INVESTMENT INCOME TO ADDITIONAL PAID-IN CAPITAL TO REFLECT PERMANENT DIFFERENCES BETWEEN BOOK AND TAX REPORTING.

As of November 30, 2001, net assets consisted of the following:

<s>                                                                  (dollars in millions)
Capital paid in on shares of capital stock                                      $9,647.089
Undistributed net investment income                                                  4.285
Accumulated net realized loss                                                     (347.749)
Net unrealized appreciation                                                      1,266.176
Net assets                                                                     $10,569.801

Capital share transactions in the fund were as follows:

                                                                            Year ended    Nov. 30, 2001
                                                                     Amount (millions)           Shares
Class A Shares:
 Sold                                                                       $1,428.307       55,804,800
 Reinvestment of dividends and distributions                                 1,325.361       51,353,835
 Repurchased                                                                (1,529.087)     (60,086,274)
 Net increase in Class A                                                     1,224.581       47,072,361
Class B Shares: /1/
 Sold                                                                           85.941        3,367,911
 Reinvestment of dividends and distributions                                     7.377          287,085
 Repurchased                                                                    (9.812)        (393,573)
 Net increase in Class B                                                        83.506        3,261,423
Class C Shares: /2/
 Sold                                                                           54.740        2,194,618
 Reinvestment of dividends and distributions                                      .138            5,981
 Repurchased                                                                    (2.746)        (114,078)
 Net increase in Class C                                                        52.132        2,086,521
Class F Shares: /2/
 Sold                                                                           55.625        2,227,461
 Reinvestment of dividends and distributions                                      .192            8,574
 Repurchased                                                                    (7.452)        (294,536)
 Net increase in Class F                                                        48.365        1,941,499
Total net increase in fund                                                  $1,408.584       54,361,804


                                                                            Year ended    Nov. 30, 2001
                                                                     Amount (millions)           Shares
Class A Shares:
 Sold                                                                       $1,387.809       46,706,642
 Reinvestment of dividends and distributions                                   855.605       30,047,258
 Repurchased                                                                (1,279.509)     (43,089,031)
 Net increase in Class A                                                       963.905       33,664,869
Class B Shares: /1/
 Sold                                                                           59.373        1,986,461
 Reinvestment of dividends and distributions                                      .269            9,009
 Repurchased                                                                    (1.085)         (36,992)
 Net increase in Class B                                                        58.557        1,958,478
Class C Shares: /2/
 Sold                                                                              -                -
 Reinvestment of dividends and distributions                                       -                -
 Repurchased                                                                       -                -
 Net increase in Class C                                                           -                -
Class F Shares: /2/
 Sold                                                                              -                -
 Reinvestment of dividends and distributions                                       -                -
 Repurchased                                                                       -                -
 Net increase in Class F                                                           -                -
Total net increase in fund                                                  $1,022.462       35,623,347

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were .
not offered before March 15, 2001

Per-share data and ratios
                                                                     Class A


                                                                 Year ended       November 30
                                                                         2001             2000      1999
Net asset value, beginning of year                                     $28.29           $29.03    $27.15

 Income from investment operations:
  Net investment income                                              .53 (1)              .62       .48

  Net (losses) gains on securities                                 (.90) (1)             1.20      4.17
 (both realized and unrealized)
   Total from investment operations                                     (.37)            1.82      4.65

 Less distributions:
  Dividends (from net investment income)                                (.50)            (.58)     (.48)

  Distributions (from capital gains)                                   (3.13)           (1.98)    (2.29)

   Total distributions                                                 (3.63)           (2.56)    (2.77)

Net asset value, end of year                                          $24.29           $28.29    $29.03

Total return (2)                                                      (1.82)%            6.37%    19.08%

Ratios/supplemental data:

 Net assets, end of year (in millions)                               $10,346          $10,716   $10,022

 Ratio of expenses to average net assets                                 .78%             .79%      .79%

 Ratio of net income to average net assets                              2.05%            2.08%     1.93%

                                                                     Class A


                                                                 Year ended       November 30
                                                                         1998             1997
Net asset value, beginning of year                                     $25.89           $23.77

 Income from investment operations:
  Net investment income                                                  .59              .64

  Net (losses) gains on securities                                      3.12             3.04
 (both realized and unrealized)
   Total from investment operations                                     3.71             3.68

 Less distributions:
  Dividends (from net investment income)                                (.58)            (.65)

  Distributions (from capital gains)                                   (1.87)            (.91)

   Total distributions                                                 (2.45)           (1.56)

Net asset value, end of year                                          $27.15           $25.89

Total return (2)                                                       15.51%           16.36%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                $8,515           $7,207

 Ratio of expenses to average net assets                                 .78%             .82%

 Ratio of net income to average net assets                              2.25%            2.53%




                                                                     Class B
                                                                        Year
                                                                       ended      March 15 to
                                                               November 30,     November 30,
                                                                        2001         2000 (3)
Net asset value, beginning of period                                   $28.21           $29.57

 Income from investment operations:
  Net investment income (1)                                              .31              .32

  Net losses on securities                                              (.87)           (1.41)
(both realized and unrealized) (1)
   Total from investment operations                                     (.56)           (1.09)

 Less distributions:
  Dividends (from net investment income)                                (.31)            (.27)

  Distributions (from capital gains)                                   (3.13)               -

   Total distributions                                                 (3.44)            (.27)

Net asset value, end of period                                        $24.21           $28.21

Total return (2)                                                      (2.57)%          (3.73)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                $126              $55

 Ratio of expenses to average net assets                                1.56%            1.55%

 Ratio of net income to average net assets                              1.21%            1.45%

                                                                     Class C          Class F

                                                                 March 15 to      March 15 to
                                                               November 30,     November 30,
                                                                    2001 (3)         2001 (3)
Net asset value, beginning of period                                   $25.35           $25.40

 Income from investment operations:
  Net investment income (1)                                              .12              .27

  Net losses on securities                                             (1.15)           (1.15)
(both realized and unrealized) (1)
   Total from investment operations                                    (1.03)            (.88)

 Less distributions:
  Dividends (from net investment income)                                (.14)            (.25)

  Distributions (from capital gains)                                       -                -

   Total distributions                                                  (.14)            (.25)

Net asset value, end of period                                        $24.18           $24.27

Total return (2)                                                      (4.08)%          (3.45)%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                 $50              $47

 Ratio of expenses to average net assets                           1.78% (4)         .92% (4)

 Ratio of net income to average net assets                          .73% (4)         1.55%(4)

Supplemental data - all classes


                                                                 Year ended       November 30
                                                                         2001             2000
Portfolio turnover rate                                                45.16%           41.14%

Portfolio turnover rate                                                  1999             1998      1997
                                                                       33.90%           39.44%    32.41%


1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
4) Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
December 28, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund?s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended November 30, 2001, the fund paid a long-term capital gain distribution of $1,193,218,000.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended November 30, 2001 is $13,833,000. Foreign source income earned by the fund for the fiscal year ended November 30, 2001 was $211,080,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND?S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

GINA H. DESPRES
Washington, D.C.
Chairman of the Board of the fund
Senior Vice President, Capital Research
and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Vice Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

DR. MERIT E. JANOW
New York, New York
Professor of International Trade,
Columbia University

MARY MYERS KAUPPILA
Boston, Massachusetts
Private investor; Chairman of the Board, Ladera Management Company; former owner and President, Energy Investment, Inc.

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar

ROBERT J. O'NEILL, PH.D.
Rylstone, New South Wales, Australia
Chairman of the Council, Australian Strategic
Policy Institute; Adjunct Professor in Strategic and Defense Studies Center, Australian
National University; former Chichele Professor of the History of War; former Fellow of All Souls College, University of Oxford

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEFANIE POWERS
Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON
New York, New York
Retired; former President, CBS Inc.
(1946-1973)

DR. STEADMAN UPHAM
Claremont, California
President, Claremont Graduate University

CHARLES WOLF, JR., PH.D.
Santa Monica, California
Senior Economic Adviser and Corporate
Fellow in International Economics,
The RAND Corporation;
Dean, The RAND Graduate School


OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
President of the fund
Senior Vice President,
Capital Research Company

MARK E. DENNING
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

GREGG E. IRELAND
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research
and Management Company

JEANNE CARROLL
Geneva, Switzerland
Vice President of the fund
Senior Vice President,
Capital Research Company

CARL M. KAWAJA
San Francisco, California
Vice President of the fund
Senior Vice President,
Capital Research Company

STEVEN T. WATSON
Hong Kong
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

DAYNA YAMABE
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Capital World Growth and Income Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money.

- A long-term, value-oriented approach
- An unparalleled global research effort
- A unique method of portfolio management
- Experienced investment professionals
- A commitment to low operating expenses

HERE ARE THE 29 AMERICAN FUNDS:

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

THE CAPITAL GROUP COMPANIES
American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. WGI-011-0102
Litho in USA CD/CG/5391
(c)2002 American Funds Distributors, Inc.
Printed on recycled paper